CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - Safeco Funds", in the Combined Proxy Statement (of Safeco Common Stock Trust, Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Managed Bond Trust and Safeco Money Market Trust) and Prospectus for Investor Class Shares of Pioneer Bond Fund, and to the incorporation by reference of our report dated January 30, 2004, with respect to the financial statements and financial highlights of Safeco Intermediate-Term Bond Fund included in the Safeco Managed Bond Trust Annual Report for the year ended December 31, 2003, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Bond Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Agreement and Plan of Reorganization included as Annex A to the Combined Proxy Statement and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Safeco Managed Bond Trust Statement of Additional Information, and to the incorporation by reference of our report, dated January 30, 2004, on the financial statements and financial highlights of Safeco Intermediate-Term Bond Fund included in the Safeco Managed Bond Trust Annual Report for the year ended December 31, 2003, in Post-Effective Amendment No. 21 to the Registration Statement (Form N-1A, File Nos. 33-47859/811-6667), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072489), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Bond Fund.



Seattle, Washington
August 18, 2004                                            /s/ ERNST & YOUNG LLP

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement (of Safeco Common Stock Trust, Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Managed Bond Trust and Safeco Money Market Trust) and Prospectus for Investor Class Shares of Pioneer Bond Fund, and to the incorporation by reference of our report dated August 13, 2003, with respect to the financial statements and financial highlights of Pioneer Bond Fund, included in the Annual Report to the Shareowners for the year ended June 30, 2003, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Bond Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Annex A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Pioneer Bond Fund Class A, Class B, Class C, Class R and Class Y Shares Statement of Additional Information, and to the incorporation by reference of our report, dated August 13, 2003, on the financial statements and financial highlights of Pioneer Bond Fund included in the Annual Report to the Shareowners for the year ended June 30, 2003, in Post-Effective Amendment No. 37 to the Registration Statement (Form N-1A, File Nos. 2-62436; 811-02864), as filed with the Securities and Exchange Commission on October 29, 2003 (Accession No. 0000276776-03-000014), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Bond Fund.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
August 18, 2004